EXHIBIT 10.194

                      SECOND AMENDMENT TO
                      FIRST NAVAL MORTGAGE

          This Second Amendment to First Naval Mortgage (this "Amendment"), made as of April 25, 1997, by RB FPSO L.P., a Cayman Islands limited partnership (the "Partnership"), TRB HOLDING CORPORATION, a Delaware corporation (the "Mortgagor"), whose address is 901 Threadneedle, Suite 200, Houston, Texas 77079, and TRB SUBSIDIARY CORPORATION, a Delaware corporation ("TRBS") to NISSHO IWAI EUROPE PLC, an English corporation, whose address is Bastion House, 140 London Wall, London, EC2Y SJT, United Kingdom (the "Lender");

                            WHEREAS:

          1. The Mortgagor has executed and delivered to the Lender the First Naval Mortgage dated as of April 7, 1997 (the "Original Mortgage"), recorded at Entry No. 6108, Volume 255 in the Registry Journal Book of the Republic of Panama which covers the vessel known as "Seillean", Gross Register Tons (GRT): 50,928.00; Net Register Tons: 15,278.00, Length:
236.47 meters, Width: 37 meters, Depth: 19.80 meters, Permanent Navigation Patent No. 23272-96, Radio Call Letters: 3FPF6, and Registration No. 25519-PEXT, and with the home port of Panama City, the Republic of Panama (the "Vessel") to secure, among other obligations, the obligations of TRBH, Reading & Bates (U.K.) Limited, an English limited liability company (the "Charterer") and Lender under the Loan Agreement (the "Loan Agreement") dated as of December 14, 1996. Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned thereto in the Original Mortgage.

          2. The Mortgagor transferred a 10% undivided interest in and to the Vessel to TRBS pursuant to a Bill of Sale dated April 21, 1997, which interest was transferred subject to the lien and mortgage of the Original Mortgage and the Lender consented to such transfer in accordance with the terms hereof. The First Amendment to First Naval Mortgage (the "First Amendment") dated April 21, 1997 was entered in to for the purpose of evidencing TRBS' acknowledgment of such lien and mortgage and the Lender's consent to such transfer.

          3. The Mortgagor and TRBS transferred all of their interest in and to the Vessel to the Partnership pursuant to two Bill of Sale dated April 25, 1997, which interest was transferred subject to the lien and mortgage of the Original Mortgage and the Lender consented to such transfer in accordance with the terms hereof.

          4. This Amendment is entered in to for the purpose of evidencing the Partnership's acknowledgment of such lien and mortgage and the Lender's consent to such transfer.

          5. The Partnership will derive substantial benefit from obtaining its interest in the Vessel.

          NOW, THEREFORE, THIS MORTGAGE WITNESSETH:

          That in consideration of the premises and of other good and valuable consideration, the receipt of which is hereby acknowledged, to secure and guarantee the payment on demand of the Obligations, the Partnership hereby executes and constitutes a first and absolute naval mortgage in accordance with the provisions of Chapter V, Title IV of Book II of the Code of Commerce, and the pertinent provisions of the Civil Code and other legislation of the Republic of Panama, upon its undivided interest in and to the Vessel, including all masts, boilers, cables, engines, machinery, bowsprits, sails, rigging, boats, anchors, chains, tackle, apparel, furniture, fittings, tools, pumps, equipment and supplies, and all other appurtenances and accessories and additions, improvements and replacements now or hereafter belonging thereto, whether or not removed therefrom, property of the shipowner, of Panamanian flag and registry;

          TO HAVE AND TO HOLD all and singular the above described Vessel unto the Lender, its successors and assigns, forever;

          PROVIDED, HOWEVER, that if Mortgagor and the Partnership, their successors or assigns shall perform, discharge and observe all and singular the terms, the Obligations and the other covenants and agreements herein, then this Mortgage shall cease, otherwise to remain in full force and affect.

          1. The Partnership agrees that its interest in the Vessel and related property is subject to the lien of the Original Mortgage, although the Partnership is not otherwise personally liable for the obligations under the Loan Agreement.

          2. The Partnership covenants and agrees to the extent of its interest in the Vessel, to perform all obligations of the Mortgagor under the Original Mortgage in the same manner as if the Partnership were an original party thereto as follows:

          3. All notices to the Mortgagor and the Lender hereto shall be given at the addresses and in the manner set forth in Section 9.02 of the Loan Agreement and all notices to the Partnership and TRBS shall be addressed as follows and sent in the manner set forth in Section 9.02 of the Loan Agreement.

          If to the Partnership, at:

               RB FPSO L.P.
               901 Threadneedle, Suite 200
               Houston, Texas 77079

          If to TRBS, at:

               TRB Subsidiary Corporation
               901 Threadneedle, Suite 200
               Houston, Texas 77079

          4. All covenants and agreements of Mortgagor herein contained shall bind Mortgagor and the Partnership, their successors and assigns, and shall inure to the benefit of Lender and its successors and assigns. Following any assignment hereof by Lender, any reference herein to "Lender" shall be deemed to refer to the assignee.

          5. If any provision of this Amendment be held to be invalid under the provisions of any applicable law, such invalid provision shall be deemed deleted from this Amendment but the validity of the Mortgage shall not otherwise be affected.

          6. Except as amended hereby and by the First Amendment the Original Mortgage shall be in full force and effect.

          7. The Partnership, Mortgagor and Lender confer a Special Power of Attorney with right of substitution upon Messrs. ICAZA, GONZALEZ-RUIZ & ALEMAN, a law firm domiciled in the City of Panama, Republic of Panama to take all necessary steps to record this instrument of mortgage in the Public Registry Office of the Republic of Panama, and do whatsoever said law firm may consider appropriate for the fulfillment of any and all laws and regulations governing the ship mortgage in the Republic of Panama.

          IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the day and year first above written.

                              TRB HOLDING CORPORATION

                              By:__________________________________
                                   T. W. Nagle
                                   Executive Vice President Finance
                                    and Administration

                      NOTARIAL CERTIFICATE

          I, the undersigned, NOTARY PUBLIC, duly authorized, admitted and sworn, residing and practicing in Houston, Harris County, Texas, U.S.A.,

DO HEREBY CERTIFY THAT:

     I. T. W. Nagle, as Executive Vice President Finance and Administration of the above mentioned corporation did sign and deliver the above written mortgage in my presence and that the signature appearing above is his authentic signature.

     II Sufficient proof has been produced to me that T. W. Nagle has power to execute said mortgage on behalf of the corporation. I further certify that the above signature of T. W. Nagle was set thereon in my presence and is, therefore, authentic.

          IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my seal of office this _________ day of __________ in the year of Our Lord One thousand nine hundred ninety-seven.


                              ___________________________
                                   Notary Public


                              TRB SUBSIDIARY CORPORATION

                              By:_____________________________
                                   T. W. Nagle
                                   Vice President and Treasurer


                      NOTARIAL CERTIFICATE

          I, the undersigned, NOTARY PUBLIC, duly authorized, admitted and sworn, residing and practicing in Houston, Harris County, Texas, U.S.A.,

DO HEREBY CERTIFY THAT:

     I. T. W. Nagle, as Vice President and Treasurer of the above mentioned corporation did sign and deliver the above written mortgage in my presence and that the signature appearing above is his authentic signature.

     II Sufficient proof has been produced to me that T. W. Nagle has power to execute said mortgage on behalf of the corporation. I further certify that the above signature of T. W. Nagle was set thereon in my presence and is, therefore, authentic.

          IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my seal of office this _________ day of __________ in the year of Our Lord One thousand nine hundred ninety-seven.


                                   ________________________
                                   Notary Public


                              RB FPSO L.P.

                              By:   TRB  Holding Corporation, its general
                                     partner

                                   By:__________________________________
                                        T. W. Nagle
                                        Executive Vice President Finance
                                         and Administration


                      NOTARIAL CERTIFICATE

          I, the undersigned, NOTARY PUBLIC, duly authorized, admitted and sworn, residing and practicing in Houston, Harris County, Texas, U.S.A.,

DO HEREBY CERTIFY THAT:

     I. T. W. Nagle, as Executive Vice President Finance and Administration of TRB Holding Corporation, general partner of RB FPSO L.P. did sign and deliver the above written mortgage in my presence and that the signature appearing above is his authentic signature.

     II.   Sufficient  proof  has  been produced  to  me  that  the  said
T. W. Nagle has power to execute said mortgage on behalf of the corporation as general partner of the partnership. I further certify that the above signature of T. W. Nagle was set thereon in my presence and is, therefore, authentic.

          IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my seal of office this _________ day of __________ in the year of Our Lord One thousand nine hundred ninety-seven.


                                   __________________________
                                   Notary Public


                     ACCEPTANCE OF MORTGAGE

          I, the undersigned, as Senior Vice President and Senior General Manager of Houston office of NISSHO IWAI EUROPE, PLC., referred to as the "Lender" in the above Second Amendment to First Naval Mortgage on the m.v. "Seillean", hereby ACCEPTS for all legal purposes said Second Amendment to First Naval Mortgage on behalf of the "Lender".

Date:                              NISSHO IWAI EUROPE PLC.


                              By:_________________________________
                                   Kazutoshi Kimura
                                   Senior Vice President and Senior
                                    General Manager of Houston office


         NOTARIAL CERTIFICATE OF ACCEPTANCE OF MORTGAGE

          I, the undersigned, NOTARY PUBLIC, duly authorized, admitted and sworn, residing and practicing in Houston, Harris County, Texas, U.S.A.,

DO HEREBY CERTIFY THAT:

     I. Kazutoshi Kimura, as Senior Vice President and Senior General Manager of Houston office of the above mentioned corporation did sign and accept the above written mortgage in my presence and that the signature appearing above is his authentic signature.

     II.   Sufficient  proof  has  been produced  to  me  that  the  said
Kazutoshi Kimura has power to execute said mortgage on behalf of the corporation. I further certify that the above signature of Kazutoshi Kimura was set thereon in my presence and is, therefore, authentic.

          IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my seal of office this _________ day of __________ in the year of Our Lord One thousand nine hundred ninety-seven.


                                   _________________________
                                   Notary Public